Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow

Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends on common shares. Free cash flow dividend payout ratio is defined as the percentage of dividends paid on common shares to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	First Quarter
	2020	2019
Net cash provided by operating activities	$8,866	$11,052
Less: Capital expenditures	(4,966)	(5,182)
Free Cash Flow	3,900	5,870

Less: Dividends paid	(3,737)	(3,714)
Free Cash Flow after Dividends	$163	$2,156
Free Cash Flow Dividend Payout Ratio	95.8%	63.3%

Cash Paid for Capital Investment

In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	First Quarter
	2020	2019
Capital Expenditures	$(4,966)	$(5,182)
Cash paid for vendor financing	(791)	(819)
Cash paid for Capital Investment	$(5,757)	$(6,001)

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	First Quarter
	2020	2019
Net Income	$4,963	$4,348
Additions:
Income Tax Expense	1,302	1,023
Interest Expense	2,018	2,141
Equity in Net (Income) Loss of Affiliates	6	7
Other (Income) Expense - Net	(803)	(286)
Depreciation and amortization	7,222	7,206
EBITDA	14,708	14,439

Total Operating Revenues	42,779	44,827
Service Revenues	38,883	40,684

EBITDA Margin	34.4%	32.2%
EBITDA Service Margin	37.8%	35.5%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	First Quarter
	2020	2019
Communications Segment
Operating Contribution	$8,203	$8,011
Additions:
Depreciation and amortization	4,635	4,558
EBITDA	12,838	12,569

Total Operating Revenues	34,249	35,169

Operating Income Margin	24.0%	22.8%
EBITDA Margin	37.5%	35.7%

Mobility
Operating Contribution	$5,788	$5,309
Additions:
Depreciation and amortization	2,045	2,013
EBITDA	7,833	7,322

Total Operating Revenues	17,402	17,363
Service Revenues	13,968	13,629

Operating Income Margin	33.3%	30.6%
EBITDA Margin	45.0%	42.2%
EBITDA Service Margin	56.1%	53.7%

Entertainment Group
Operating Contribution	$1,335	$1,478
Additions:
Depreciation and amortization	1,289	1,323
EBITDA	2,624	2,801

Total Operating Revenues	10,515	11,328

Operating Income Margin	12.7%	13.0%
EBITDA Margin	25.0%	24.7%

Business Wireline
Operating Contribution	$1,080	$1,224
Additions:
Depreciation and amortization	1,301	1,222
EBITDA	2,381	2,446

Total Operating Revenues	6,332	6,478

Operating Income Margin	17.1%	18.9%
EBITDA Margin	37.6%	37.8%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	First Quarter
	2020	2019
WarnerMedia Segment
Operating Contribution	$1,714	$2,310
Additions:
Equity in Net (Income) of Affiliates	(15)	(67)
Depreciation and amortization	143	143
EBITDA	1,842	2,386

Total Operating Revenues	7,359	8,379

Operating Income Margin	23.1%	26.8%
EBITDA Margin	25.0%	28.5%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	First Quarter
	2020	2019
Latin America Segment
Operating Contribution	$(184)	$(173)
Additions:
Equity in Net (Income) of Affiliates	(4)	-
Depreciation and amortization	281	300
EBITDA	93	127

Total Operating Revenues	1,590	1,718

Operating Income Margin	-11.8%	-10.1%
EBITDA Margin	5.8%	7.4%

Vrio
Operating Contribution	$(39)	$32
Additions:
Equity in Net (Income) of Affiliates	(4)	-
Depreciation and amortization	147	169
EBITDA	104	201

Total Operating Revenues	887	1,067

Operating Income Margin	-4.8%	3.0%
EBITDA Margin	11.7%	18.8%

Mexico
Operating Contribution	$(145)	$(205)
Additions:
Equity in Net (Income) Loss of Affiliates	-	-
Depreciation and amortization	134	131
EBITDA	(11)	(74)

Total Operating Revenues	703	651

Operating Income Margin	-20.6%	-31.5%
EBITDA Margin	-1.6%	-11.4%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	First Quarter
	2020	2019
Xandr
Operating Contribution	$299	$253
Additions:
Equity in Net (Income) of Affiliates	-	-
Depreciation and amortization	20	13
EBITDA	319	266

Total Operating Revenues	489	426

Operating Income Margin	61.1%	59.4%
EBITDA Margin	65.2%	62.4%

Adjusting Items

Adjusting items include revenues and costs we consider non-operational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	First Quarter
	2020	2019
Operating Revenues
Time Warner merger adjustment	$-	$42
Adjustments to Operating Revenues	-	42
Operating Expenses
Time Warner and other merger costs	182	73
Employee separation costs and benefit-related losses[1]	119	248
Impairments	123	-
Gain on spectrum transaction	(900)	-
Adjustments to Operations and Support Expenses	(476)	321
Amortization of intangible assets[3]	2,056	1,989
Adjustments to Operating Expenses	1,580	2,310
Other
Special termination charges, debt redemption costs and other adjustments	114	211
Employee benefit related losses[1,2]	203	432
Adjustments to Income Before Income Taxes	1,897	2,995
Tax impact of adjustments	394	649
Tax-related items	-	141
Adjustments to Net Income	$1,503	$2,205
[1] Total holding losses on benefit-related investments were approximately $300 million in the first quarter of 2020.
[2] Includes holding losses on benefit-related investments in 2020 and an actuarial loss on our pension plan in 2019.
[3] Includes $386 million amortization of orbital slot licenses which commenced in the first quarter of 2020.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions
	First Quarter
	2020	2019
Operating Income	$7,486	$7,233
Adjustments to Operating Revenues	-	42
Adjustments to Operating Expenses	1,580	2,310
Adjusted Operating Income	9,066	9,585

EBITDA	14,708	14,439
Adjustments to Operating Revenues	-	42
Adjustments to Operations and Support Expenses	(476)	321
Adjusted EBITDA	14,232	14,802

Total Operating Revenues	42,779	44,827
Adjustments to Operating Revenues	-	42
Total Adjusted Operating Revenue	42,779	44,869
Service Revenues	38,883	40,684
Adjustments to Service Revenues	-	42
Adjusted Service Revenue	38,883	40,726

Operating Income Margin	17.5%	16.1%
Adjusted Operating Income Margin	21.2%	21.4%
Adjusted EBITDA Margin	33.3%	33.0%
Adjusted EBITDA Service Margin	36.6%	36.3%

Adjusted Diluted EPS

	First Quarter
	2020	2019
Diluted Earnings Per Share (EPS)	$0.63	$0.56
Amortization of intangible assets	0.23	0.21
Merger integration items	0.02	0.01
(Gain) loss on sale of assets, impairments and other adjustments	(0.04)	0.05
Actuarial (gain) loss	-	0.05
Tax-related items	-	(0.02)
Adjusted EPS	$0.84	$0.86
Year-over-year growth - Adjusted	-2.3%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,214	7,342

Constant Currency

Constant Currency is a non-GAAP financial measure that management uses to evaluate the operating performance of certain international subsidiaries by excluding or otherwise adjusting for the impact of changes in foreign currency exchange rates between comparative periods. We believe constant currency enhances comparison and is useful to investors to evaluate the performance of our business without taking into account the impact of changes to the foreign exchange rates to which our business is subject. To compute our constant currency results, we multiply or divide, as appropriate, our current year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior year average foreign exchange rates. In calculating amounts on a constant currency basis, for our Vrio business unit, we exclude our Venezuela subsidiary in light of the hyperinflationary conditions in Venezuela, which we do not believe are representative of the macroeconomics of the rest of the region in which we operate.

Constant Currency
Dollars in millions
	First Quarter
	2020	2019
AT&T Inc.
Total Operating Revenues	$42,779	$44,827
Exclude Venezuela	(6)	(3)
Impact of foreign exchange translation	299	-
Operating Revenues on Constant Currency Basis	43,072	44,824
Year-over-year growth	-3.9%

Adjusted EBITDA	14,232	14,802
Exclude Venezuela	(2)	(2)
Impact of foreign exchange translation	119	-
Adjusted EBITDA on Constant Currency Basis	14,349	14,800
Year-over-year growth	-3.0%

WarnerMedia Segment
Total Operating Revenues	$7,359	$8,379
Impact of foreign exchange translation	66	-
Warner Media Operating Revenues on Constant Currency Basis	7,425	8,379
Year-over-year growth	-11.4%

EBITDA	1,842	2,386
Impact of foreign exchange translation	24	-
Warner Media EBITDA on Constant Currency Basis	1,866	2,386
Year-over-year growth	-21.8%

Latin America Segment
Total Operating Revenues	$1,590	$1,718
Exclude Venezuela	(6)	(3)
Impact of foreign exchange translation	233	-
Latin America Operating Revenues on Constant Currency Basis	1,817	1,715
Year-over-year growth	5.9%

EBITDA	93	127
Exclude Venezuela	(2)	(2)
Impact of foreign exchange translation	95	-
Latin America EBITDA on Constant Currency Basis	186	125
Year-over-year growth	48.8%

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt.

Net Debt to Adjusted EBITDA
Dollars in millions
	Three Months Ended
	June 30,	Sept. 30,	Dec. 31,	March 31,	Four Quarters
	2019[1]	2019[1]	2019[1]	2020
Adjusted EBITDA[2]	$15,041	$15,079	$14,365	$14,232	$58,717
End-of-period current debt					17,067
End-of-period long-term debt					147,202
Total End-of-Period Debt					164,269
Less: Cash and Cash Equivalents					9,955
Net Debt Balance					154,314
Annualized Net Debt to Adjusted EBITDA Ratio					2.628
1 As reported in AT&T's Form 8-K filed July 24, 2019, October 28, 2019, and January 29, 2020.
[2] Includes the purchase accounting reclassification of released content amortization of $112 million, $108 million, $102 million and $69 million in the four quarters presented, respectively.

Supplemental Operational Measures

We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	First Quarter
	March 31, 2020				March 31, 2019
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$13,968	$-	$(12,019)	$1,949	$13,629	$-	$(11,852)	$1,777
Strategic and managed services	-	3,879	-	3,879	-	3,779	-	3,779
Legacy voice and data services	-	2,129	-	2,129	-	2,397	-	2,397
Other services and equipment	-	324	-	324	-	302	-	302
Wireless equipment	3,434	-	(2,724)	710	3,734	-	(3,144)	590
Total Operating Revenues	17,402	6,332	(14,743)	8,991	17,363	6,478	(14,996)	8,845

Operating Expenses
Operations and support	9,569	3,951	(7,810)	5,710	10,041	4,032	(8,459)	5,614
EBITDA	7,833	2,381	(6,933)	3,281	7,322	2,446	(6,537)	3,231
Depreciation and amortization	2,045	1,301	(1,721)	1,625	2,013	1,222	(1,710)	1,525
Total Operating Expenses	11,614	5,252	(9,531)	7,335	12,054	5,254	(10,169)	7,139
Operating Income	5,788	1,080	(5,212)	1,656	5,309	1,224	(4,827)	1,706
Equity in Net Income (Loss) of Affiliates	-	-	-	-	-	-	-	-
Operating Contribution	$5,788	$1,080	$(5,212)	$1,656	$5,309	$1,224	$(4,827)	$1,706
[1] Non-business wireless reported in the Communication segment under the Mobility business unit.
Results have been recast to conform to the current period's classification.